EXHIBIT 10.8.2

[GRAPHIC]
                                                   Solutia Inc.
                                                   575 Maryville Centre Drive
                                                   St. Louis, Missouri 63141

                                                   P.O. Box 66760
                                                   St.Louis, Missouri 63166-5760
Jeffry N. Quinn                                    Tel 314-674-2126
Senior Vice President                              Fax 314-674-2721
Secretary and General Counsel                      e-mail jnquin@solutia.com


                                 August 4, 2003


Terrell K. Crews
Executive Vice President
  and Chief Financial Officer
Monsanto Company
800 North Lindbergh Blvd.
St. Louis, MO 63167

Re: Second Amendment to Pennsylvania Litigation Protocol

Dear Terry:

Monsanto Company, Pharmacia Corporation and Solutia Inc. entered into an Amendment to Protocol Agreement dated March 2, 2003, ("the First Amendment") a copy of which is annexed hereto. This letter agreement is an amendment to the First Amendment, and will be referred to as "the Second Amendment."

Pursuant to Section 4 of the First Amendment Solutia provided Monsanto with an additional Letter of Credit in the amount of $39.9 million. Section 3 of the First Amendment provided Solutia with the Solutia Settlement Control Rights during the Extension Period, upon its timely providing the Additional Letter of Credit to Monsanto.

Pursuant to this Second Amendment, we have agreed that Monsanto will immediately release the Additional Letter of Credit to Solutia.

We have further agreed that the Solutia Settlement Control Rights shall be suspended, and the Monsanto Settlement Control Rights shall be reinstated, immediately upon release of the Additional Letter of Credit to Solutia, including Monsanto's rights to access any applicable insurance policies related to a resolution of the underlying matter.

                                            Sincerely,

                                            /s/ Jeffry N. Quinn

                                            Jeffry N. Quinn

(Signature Page is Next Page)


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         IN WITNESS WHEREOF, the parties have caused this Second Amendment to
Protocol Agreement to be duly executed as of the date above first written.

                                     MONSANTO COMPANY
                                     a Delaware Corporation


                                     By:      /s/ Robert A. Paley
                                        -------------------------------
                                        Name:  Robert A. Paley
                                        Title:  V.P. & Treasurer



                                     SOLUTIA INC.
                                     a Delaware Corporation


                                     By:      /s/ Jeffry N. Quinn
                                        -------------------------------
                                        Name:  Jeffry N. Quinn
                                        Title:  Sr. V.P.


                                     PHARMACIA CORPORATION
                                     a Delaware Corporation


                                     By:
                                        -------------------------------
                                        Name:
                                        Title: